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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): DECEMBER 29, 2005


                             TRIARC COMPANIES, INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


                1-2207                                   38-0471180
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       (Commission File Number)             (IRS Employer Identification No.)


             280 PARK AVENUE
              NEW YORK, NY                                 10017
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(Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (212) 451-3000

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_|   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

     |_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

             As previously reported, Triarc Companies, Inc. (the "Company") is continuing to explore the feasibility of a possible corporate restructuring. In connection with the foregoing, on December 29, 2005, the Performance Compensation Subcommittee (the "Subcommittee") of the Board of Directors of the Company accelerated the delivery of certain deferred shares of Company common stock and related cash dividends to Nelson Peltz, the Company's Chairman and Chief Executive Officer, and Peter W. May, the Company's President and Chief Operating Officer. The shares and cash dividends were held in a trust as a result of deferral elections previously made by Mssrs. Peltz and May. In connection with the accelerated delivery, the Subcommittee also granted certain new stock option awards to, and entered into certain new agreements with, Messrs. Peltz and May. These actions were taken as tax planning measures by the Company. Specifically, as described in detail below, (i) the Subcommittee accelerated the delivery to Messrs. Peltz and May of shares of Company common stock as to which, in accordance with procedures adopted in November 2002 by the Subcommittee, they had previously deferred receipt (together with the related cash dividends) in connection with their exercise in 2003 and 2004 of stock options; (ii) additional stock options were granted to Messrs. Peltz and May in connection with the withholding of shares of Company common stock to satisfy the minimum statutory withholding taxes relating to this accelerated delivery of shares of Company common stock; (iii) Messrs. Peltz and May exercised certain stock options held by them; (iv) additional stock options were granted to Messrs. Peltz and May on the exercise of (and in consideration of) the options referenced in the preceding clause (iii) (corresponding to the payment of the exercise price and minimum statutory withholding taxes arising in respect of such exercised stock options with shares of Company common stock); and (v) Messrs. Peltz and May each entered into a new agreement with the Company regarding the reduction of certain future compensation that may be due to them (subject to certain maximum amounts) under their employment agreements if such reduction would eliminate certain excise taxes. The Special Committee (the "Special Committee") of the Board of Directors of the Company (which was formed to review and consider related-party issues in connection with the corporate restructuring and certain other matters), participated in the Subcommittee's review of these actions.

             The transactions with Messrs. Peltz and May involved the following:

      1. Pursuant to its authority under the applicable governing documents, the Subcommittee exercised its unilateral right of acceleration and directed the delivery to (i) Mr. Peltz of 1,017,071 shares of Class A common stock of the Company ("Class A Common Stock") and 2,034,132 shares of Class B common stock, Series 1, of the Company ("Class B Common Stock"), together with $1,727,678.37 in related cash dividends, that were being held in a deferral trust established for his benefit in connection with the deferred delivery of shares of Company common stock related to the exercise


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             by Mr. Peltz of certain stock options in 2003 and 2004 and (ii) Mr.
             May of 678,047 shares of Class A Common Stock and 1,356,088 shares of Class B Common Stock, together with $1,151,785.50 in related cash dividends, that were being held in a deferral trust established for his benefit in connection with the deferred delivery of shares of Company common stock related to the exercise by Mr. May of certain stock options in 2003 and 2004. The assets in the deferral trusts were scheduled to be distributed to Messrs. Peltz and May on January 2, 2008. The Subcommittee exercised its authority under the applicable governing documents and withheld 433,626 shares of Class A Common Stock, 867,253 shares of Class B Common Stock and all of the cash from the distribution to Mr.
             Peltz, and 322,815 shares of Class A Common Stock, 645,630 shares of Class B Common Stock and all of the cash from the distribution to Mr. May, to satisfy the minimum statutory withholding taxes.

      2. The Subcommittee granted new stock options to Messrs. Peltz and May because the withholding of shares of Company common stock from the delivery described in numbered paragraph 1 above put Messrs. Peltz and May at an unintended economic disadvantage relative to future price appreciation in shares of Company common stock. Specifically, it granted to Mr. Peltz under the Company's 2002 Equity Participation Plan ("2002 Plan") options to purchase 433,626 shares of Class A Common Stock and 867,253 shares of Class B Common Stock, and granted to Mr. May under the 2002 Plan options to purchase 322,815 shares of Class A Common Stock and 645,630 shares of Class B Common Stock. These stock options, referred to as "Tranche 1 Options," are exercisable at a price per share equal to the closing prices per share of Class A Common Stock and Class B Common Stock on December 29, 2005 ($16.78 and $14.94 per share, respectively), are fully vested and exercisable at grant, and expire on January 1, 2009. Copies of the option agreements related to these Tranche 1 Options are filed as exhibits 10.1, 10.2, 10.3 and 10.4 hereto and are incorporated herein by reference.

      3. Mr. Peltz exercised certain previously granted and vested options held by him to acquire 580,411 shares of Class A Common Stock and 1,160,821 shares of Class B Common Stock, and Mr. May exercised certain previously granted and vested options held by him to acquire 69,188 shares of Class A Common Stock and 138,376 shares of Class B Common Stock. In connection with each such exercise, the Subcommittee exercised its authority under the applicable equity plans to (i) allow Messrs. Peltz and May to pay the exercise price for the options by tendering to the Company shares of Company common stock owned by them for more than six months prior to the exercise and (ii) withhold shares of Company common stock from the option exercises to satisfy minimum statutory withholding taxes. Pursuant to this authority, 409,984 shares of Class A Common Stock


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             and 819,967 shares of Class B Common Stock were withheld from the shares to be delivered to Mr. Peltz, and 47,518 shares of Class A Common Stock and 95,036 shares of Class B Common Stock were withheld from the shares to be delivered to Mr. May. The Company will record a non-cash charge of approximately $17 million for the fiscal year ended January 1, 2006 to reflect a remeasurement of the value of these options under generally accepted accounting principles.

      4. The Subcommittee granted additional stock options to Messrs. Peltz and May on the exercise of (and in consideration of) the options described in paragraph (3) above to make up for the fact that the use of shares of Company common stock owned by them to pay the option exercise price, and the withholding of shares of Company common stock to satisfy required tax withholding, put Messrs. Peltz and May at an unintended economic disadvantage relative to future price appreciation in shares of Company common stock. Specifically, it granted to Mr. Peltz under the 2002 Plan options to purchase 409,984 shares of Class A Common Stock and 819,967 shares of Class B Common Stock, and granted to Mr. May under the 2002 Plan options to purchase 47,518 shares of Class A Common Stock and 95,036 shares of Class B Common Stock. These stock options permit Messrs. Peltz and May to purchase the same number of shares of Class A Common Stock and Class B Common Stock that each used to pay the applicable exercise price and tax withholding in connection with this exercise of stock options. These new stock options, referred to as "Tranche 2 Options," were granted with exercise prices equal to the closing prices per share of Class A Common Stock and Class B Common Stock on December 29, 2005 ($16.78 and $14.94 per share, respectively), are fully vested and exercisable at grant, and expire on the same dates and under the same circumstances as the corresponding exercised options. Copies of the option agreements related to these Tranche 2 Options are filed as exhibits 10.5, 10.6, 10.7, 10.8, 10.9, 10.10, 10.11 and 10.12 hereto and are incorporated herein by reference.

      5. The Company entered into a new agreement with each of Messrs. Peltz and May that provides that if, as described in each of their employment agreements, compensation due either Mr. Peltz or Mr. May would be subject to the golden parachute excise tax under Section 280G of the Internal Revenue Code, Mr. Peltz would agree to forfeit up to $8,000,000 of compensation, and Mr. May would agree to forfeit up to $4,000,000 of compensation, if and solely to the extent any such forfeiture would eliminate the affected individual's liability for the excise tax. Copies of these agreements are filed as exhibits 10.13 and 10.14 hereto and are incorporated herein by reference.



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             The acceleration of the compensation described above will provide the Company with a significant tax benefit by increasing the Company's net operating loss for tax purposes ("NOL") by approximately $100 million. This NOL would be available to offset taxable gain on any disposition (including a spin-off) of Deerfield & Company LLC, the deferred gain on the disposition of the Company's former propane distribution business, taxable earnings from operations or other gains, if any, resulting from the possible corporate restructuring.

             While the Company is not in active discussions with any potential acquirer and has not retained financial advisors in respect of a potential sale of the Company, if a corporate restructuring were to occur that involved a transaction that would be considered a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the assets of the Company, for purposes of Section 280G of the Internal Revenue Code (regarding so-called "golden parachute payments"), certain payments and benefits could become due to Messrs. Peltz and May pursuant to their employment agreements that would be deemed "excess parachute payments" for purposes of Sections 280G and 4999 of the Internal Revenue Code. This would cause (i) a loss of the Company's tax deduction for those payments and in respect of those benefits and (ii) an excise tax payable by Messrs. Peltz and May for which the Company is required pursuant to their employment agreements to indemnify them so that after payment of such excise taxes, Messrs. Peltz and May will be in the same after-tax position as if no excise tax had been imposed (a "gross up"). The actions described in numbered paragraphs (1) through (5) above were designed as part of tax planning efforts by the Company to mitigate against this potential loss of deduction and obligation of the Company to pay excise taxes on a grossed-up basis.



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


ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

       (c)   Exhibits

             EXHIBIT NO.                         DESCRIPTION
             -----------                         -----------

                10.1 Tranche 1 Stock Option Agreement, dated as of December 29, 2005, between Triarc Companies, Inc. and Nelson Peltz, with respect to options to acquire 433,626 shares of Class A Common Stock.

                10.2 Tranche 1 Stock Option Agreement, dated as of December 29, 2005, between Triarc Companies, Inc. and Nelson Peltz, with respect to options to acquire 867,253 shares of Class B Common Stock.

                10.3 Tranche 1 Stock Option Agreement, dated as of December 29, 2005, between Triarc Companies, Inc. and Peter May, with respect to options to acquire 322,815 shares of Class A Common Stock.

                10.4 Tranche 1 Stock Option Agreement, dated as of December 29, 2005, between Triarc Companies, Inc. and Peter May, with respect to options to acquire 645,630 shares of Class B Common Stock.

                10.5 Tranche 2 Stock Option Agreement, dated as of December 29, 2005, between Triarc Companies, Inc. and Nelson Peltz, with respect to options to acquire 170,116 shares of Class A Common Stock.

                10.6 Tranche 2 Stock Option Agreement, dated as of December 29, 2005, between Triarc Companies, Inc. and Nelson Peltz, with respect to options to acquire 131,411 shares of Class A Common Stock.

                10.7 Tranche 2 Stock Option Agreement, dated as of December 29, 2005, between Triarc Companies, Inc. and Nelson Peltz, with respect to options to acquire 108,457 shares of Class A Common Stock.

                10.8 Tranche 2 Stock Option Agreement, dated as of December 29, 2005, between Triarc Companies, Inc. and Nelson Peltz, with respect to options to acquire 340,231 shares of Class B Common Stock.


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

                10.9 Tranche 2 Stock Option Agreement, dated as of December 29, 2005, between Triarc Companies, Inc. and Nelson Peltz, with respect to options to acquire 262,824 shares of Class B Common Stock.

                10.10 Tranche 2 Stock Option Agreement, dated as of December 29, 2005, between Triarc Companies, Inc. and Nelson Peltz, with respect to options to acquire 216,912 shares of Class B Common Stock.

                10.11 Tranche 2 Stock Option Agreement, dated as of December 29, 2005, between Triarc Companies, Inc. and Peter May, with respect to options to acquire 47,518 shares of Class A Common Stock.

                10.12 Tranche 2 Stock Option Agreement, dated as of December 29, 2005, between Triarc Companies, Inc. and Peter May, with respect to options to acquire 95,036 shares of Class B Common Stock.

                10.13 Agreement, dated as of December 29, 2005, between Triarc Companies, Inc. and Nelson Peltz.

                10.14 Agreement, dated as of December 29, 2005, between Triarc Companies, Inc. and Peter May.


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


                                  SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, Triarc has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: January 5, 2006

                                         TRIARC COMPANIES, INC.


                                         By: /s/ Francis T. McCarron
                                             -------------------------------
                                             Name:  Francis T. McCarron
                                             Title: Executive Vice President
                                                    and Chief Financial Officer





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                                    EXHIBIT INDEX


 EXHIBIT NO.                         DESCRIPTION
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    10.1           Tranche 1 Stock Option Agreement, dated as of December 29,
                   2005, between Triarc Companies, Inc. and Nelson Peltz, with respect to options to acquire 433,626 shares of Class A Common Stock.

    10.2 Tranche 1 Stock Option Agreement, dated as of December 29, 2005, between Triarc Companies, Inc. and Nelson Peltz, with respect to options to acquire 867,253 shares of Class B Common Stock.

    10.3 Tranche 1 Stock Option Agreement, dated as of December 29, 2005, between Triarc Companies, Inc. and Peter May, with respect to options to acquire 322,815 shares of Class A Common Stock.

    10.4 Tranche 1 Stock Option Agreement, dated as of December 29, 2005, between Triarc Companies, Inc. and Peter May, with respect to options to acquire 645,630 shares of Class B Common Stock.

    10.5 Tranche 2 Stock Option Agreement, dated as of December 29, 2005, between Triarc Companies, Inc. and Nelson Peltz, with respect to options to acquire 170,116 shares of Class A Common Stock.

    10.6 Tranche 2 Stock Option Agreement, dated as of December 29, 2005, between Triarc Companies, Inc. and Nelson Peltz, with respect to options to acquire 131,411 shares of Class A Common Stock.

    10.7 Tranche 2 Stock Option Agreement, dated as of December 29, 2005, between Triarc Companies, Inc. and Nelson Peltz, with respect to options to acquire 108,457 shares of Class A Common Stock.

    10.8 Tranche 2 Stock Option Agreement, dated as of December 29, 2005, between Triarc Companies, Inc. and Nelson Peltz, with respect to options to acquire 340,231 shares of Class B Common Stock.

    10.9 Tranche 2 Stock Option Agreement, dated as of December 29, 2005, between Triarc Companies, Inc. and Nelson Peltz, with respect to options to acquire 262,824 shares of Class B Common Stock.

    10.10 Tranche 2 Stock Option Agreement, dated as of December 29, 2005, between Triarc Companies, Inc. and Nelson Peltz, with respect to options to acquire 216,912 shares of Class B Common Stock.


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    10.11          Tranche 2 Stock Option Agreement, dated as of December 29,
                   2005, between Triarc Companies, Inc. and Peter May, with respect to options to acquire 47,518 shares of Class A Common Stock.

    10.12 Tranche 2 Stock Option Agreement, dated as of December 29, 2005, between Triarc Companies, Inc. and Peter May, with respect to options to acquire 95,036 shares of Class B Common Stock.

    10.13 Agreement, dated as of December 29, 2005, between Triarc Companies, Inc. and Nelson Peltz.

    10.14 Agreement, dated as of December 29, 2005, between Triarc Companies, Inc. and Peter May.



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